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                                                                   EXHIBIT 10(d)


                               FIRST AMENDMENT TO
                           CHANGE IN CONTROL AGREEMENT



     This First Amendment to that certain Change In Control Agreement (the "Agreement") dated on or about January 2, 2001 by and between DEAN FOODS COMPANY, a Delaware Corporation, or its successors or assigns (the "Company") and ____________________________ ("Executive") is entered into as of August 6, 2001.

     WHEREAS, the Company desires that Executive continue his or her active participation in the management of the Company; and

     WHEREAS, the Executive desires to continue his or her employment with the Company.

     NOW, THEREFORE, in consideration of a continuing employment relationship and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and Executive, intending to be legally bound, hereby agree to amend the Agreement as set forth below.


     1. The definition of a "Change in Control of the Company" set forth in
Section 2 of the Agreement is hereby amended as follows:

     The initial clause of Section 2(c) beginning with the word "approval" and ending with the semicolon following the first-appearing parenthetical shall be deleted in its entirety and the following language shall be inserted in lieu thereof:

          (c) approval by the stockholders of the Company of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company, and the subsequent consummation of such reorganization, merger, consolidation, sale or disposition (a "Corporate Transaction");

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     IN WITNESS WHEREOF, the parties have executed this First Amendment to the
Change In Control Agreement at Franklin Park, Illinois on the date first mentioned above.

                                        THE COMPANY:

                                        DEAN FOODS COMPANY



                                        Howard M. Dean
                                        Chairman and Chief Executive



                                        EXECUTIVE:



                                        ---------------------------------

                                        Address:


                                        SOCIAL SECURITY #:
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                                        DATED:
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